Exhibit 10.11.1

                                                                    CONFIDENTIAL

                      AMENDMENT TO MASTER LICENSE AGREEMENT

      This Amendment to Master License Agreement together with all Exhibits hereto (this "Amendment") serves to amend that certain Master License Agreement, Number NSC010228, effective as of February 28, 2001 (the "MLA"), by and between Artisan Components, Inc., a Delaware corporation, with its principal place of business at 141 Caspian Court, Sunnyvale, California 94089 (hereinafter referred to as "Artisan"), and National Semiconductor Corporation, a Delaware corporation with its principal place of business at 2900 Semiconductor Drive, Santa Clara, California, 95052 (hereinafter referred to as "Licensee"). The effective date of this Amendment shall be the date last signed below ("Effective Date").

                                    RECITALS

      The parties desire to amend the MLA to provide for the following obligations and responsibilities of the parties relating to the addition of new Licensed Products and the cancellation of certain Licensed Products under the License Agreement.

      The parties also desire to amend the MLA to provide that Artisan will perform additional tasks with respect to certain identified Licensed Products, for the fees set forth herein.

      The parties agree the terms and conditions below are added to and made a part of the MLA:

                                    AMENDMENT

1.    Canceled Licensed Products and Replacement Licensed Products, Fees.

      (a) Cancellation of Certain Licensed Product(s).

      The parties desire to cancel Licensee's request that Artisan develop certain Licensed Products identified in Appendix 1 to Product Schedule No. 1 of the MLA (the "Canceled Products"). The Canceled Products are identified in
Exhibit 1 to this Amendment. Artisan shall have no obligation to develop or deliver the Canceled Products, and Licensee shall have no payment obligation to Artisan with respect to such Canceled Products.

      (b) Addition of Licensed Products.

      The parties agree to add to the MLA the Licensed Products described in
Exhibit 2 to this Amendment (the "Replacement Licensed Products"). The Replacement Licensed Products are

----------
Confidential treatment has been requested on behalf of Artisan for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    CONFIDENTIAL

Licensed Products for purposes of the MLA, subject to all terms and conditions applicable to Licensed Products.

      (c) Fees and Payment; [***].

            (i) Replacement Licensed Products: In consideration of the development, delivery and license to Licensee of the Replacement Licensed Products, Licensee agrees to pay Artisan [***] development and license fee in the aggregate amount of [***], as set forth in Exhibit 2. Licensee will pay [***] of the license fees [***] from the date of this Amendment. Licensee will pay the remaining [***] as follows: (a) with respect to each deliverable, except the [***], Licensee will pay the remaining license fees, as specified in Exhibit 2, [***] from the date of [***] of [***] for [***] to [***]; and (b) with respect to the [***], Licensee will pay the remaining license fees, as specified in Exhibit 2 for each such [***], upon [***] at [***]. All payments hereunder shall be nonrefundable, and shall be stated and paid in US Dollars only and are exclusive of any taxes.

                  (a) [***] Chip. For purposes of clarification the parties acknowledge that Artisan's [***] deliverable to Licensee, when it is [***] at [***], is a [***] indicating the [***] implementation of [***] on [***]. If [***] at [***], Artisan agrees to deliver [***] passing all [***] and [***] from the [***]. Artisan also agrees to deliver to Licensee the following: [***]. The parties further agree that Licensee may choose to fabricate the [***] wafers at one of the Licensee's fabrication facilities. In such event, upon [***] of library products in [***], Licensee shall notify Artisan in writing within [***] of its [***]. With respect to each [***] line item, the parties agree that Artisan may invoice Licensee on the earlier of either of the following events:
(1) the [***] by Artisan [***] Licensee of the [***] for such [***] line item; or (2) Artisan's [***] of [***] that Licensee has [***] library products in [***]. Once invoiced by Artisan, such [***] payments shall be due from Licensee within [***] of [***] of invoice.

                  (b) Procedure for [***]. Artisan and Licensee shall agree in writing to use a specific version of a [***] program and runset for the [***] before Artisan commences work hereunder. With respect to the [***], Artisan will provide the [***] to Licensee. Within one week of being provided the GDSII file, Licensee will: (1) run [***] on the GDSII file using the agreed upon version of the DRC/LVS program and runset, and (2) report any DRC/LVS run errors, if any, to Artisan. If Licensee identifies DRC/LVS run errors, then Artisan will work to correct such errors and redeliver the GDSII file to be retested by Licensee. Artisan and Licensee will repeat this process until Licensee reports to Artisan that there are no DRC/LVS run errors or does not timely report to Artisan.

            (ii) [***] to Licensee for [***]: Artisan acknowledges and agrees that Licensee has already [***] to Artisan of [***] for the initial [***] for the Canceled Licensed Products (the "Initial [***]"). [***] agrees that [***] may [***] of the [***] the initial [***] for the Replacement

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

                                                                    CONFIDENTIAL

Licensed Products, and Licensee hereby agrees that this [***] shall be [***] the [***] in this manner.

            (iii) Royalties: Licensee shall pay Artisan royalties with respect to the Replacement Licensed Products in the [***], and on the [***] and [***], [***] for Licensed Products [***] the [***].

2. Additional Tasks to be Performed by Artisan for Certain Products; Fees and [***] to [***] for [***].

      (a) Artisan agrees to perform the additional tasks identified in Exhibit 3 to this Amendment, for the Products and Licensed Products identified in Exhibit 3, in consideration of Licensee's payment of the fees set forth in Exhibit 3. Licensee agrees to pay Artisan the fees set forth in Exhibit 3, with [***] of the fees due [***] from date [***] is [***] parties. Licensee agrees to pay Artisan the remaining [***] as follows: with respect to each Product or Licensed Product specified in Exhibit 3, Licensee shall pay the remaining fees, as specified in Exhibit 3, [***] from the date of [***] of [***] for such Product or Licensed Product. All payments hereunder shall be stated and paid in US Dollars only and are exclusive of any taxes. [***] agrees that Licensee [***] of the [***] the initial [***] for the tasks identified in Exhibit 3, and Licensee hereby agrees that this [***] shall be [***] the [***] in this manner.

      (b) The Licensed Products identified in Exhibit 3 for TSMC 0.25 um processes are Licensed Products subject to all terms and conditions of the MLA. Licensee acknowledges and agrees that the Products identified in Exhibit 3 for TSMC 0.18 um processes and TSMC 0.13 um processes are Products licensed to Licensee pursuant to the Artisan Components End User License Agreement For Standard Cells, I/Os and Memory Generators Optimized for TSMC Processes, License Agreement No. 3049A, dated November 20, 1998 (the "EULA"), subject to all terms and conditions of the EULA. Upon payment in full of all fees due to Artisan under the MLA for the TSMC 0.18 um process products, Licensee shall have the license rights granted to it for those 0.18 um process products as Licensed Products under the MLA. Upon payment in full of all fees due to Artisan under the MLA for the TSMC 0.13 um process products, Licensee shall have the license rights granted to it for those 0.13 um process products as Licensed Products under the MLA. Until such payment in full, with respect to each set of process products, Licensee' s license rights to the TSMC 0.18 um process products and the TSMC 0.13 um process products shall be only those rights granted under the EULA.

3.    Technical Support and Maintenance Fees.

      Licensee agrees to purchase and pay technical support and maintenance for the TSMC 0.25 um process products within [***] of [***] of [***], but no later than [***], and the TSMC 0.18 um process products within [***] of [***] of [***], but no later than [***]. Licensee agrees to

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

purchase and pay for technical support and maintenance for the TSMC 0.13 um process products (or such replacement products as provided in Section 4 below) no later than [***]. The technical support and maintenance fees are [***] per [***], per [***]. Artisan will provide technical support and maintenance pursuant to the Technical Support and Maintenance Agreement attached to MLA as Appendix 3 to Product Schedule No. 1. Licensee acknowledges that it has the option of renewing annual technical support and maintenance fees for subsequent years.

      (a) Additional Service Options. As an added [***] Licensee, [***] agrees that [***] for Licensee's [***] of [***] and [***] for the TSMC 0.18 um process products [***] one of the following two additional service options described below. Licensee may [***] one of the following two options by submitting a written request to Artisan.

      o Option 1: [***] and [***] for any single port memory in TSMC 0.18 um process products, which Artisan has licensed to the Licensee.

      o Option 2: [***], [***], and/or [***] as described in Exhibit 3, for TSMC 0.18 um process products that have been specifically licensed to Licensee.

Artisan's obligation hereunder to perform the services related to the option of Licensee's choosing shall lapse if Licensee does not deliver Artisan a written request (which may be in the form of a Purchase Order) for such services by [***], [***] after the last date on which Licensee must pay the TSMC 0.18 um process products support and maintenance payment of [***]. Licensee understands that [***] the additional service options described above shall [***] included as part of Artisan's support and maintenance obligations.

      (b) Recharacterizations for [***] Products. As part of this Amendment, if a recharacterization is required for [***] products due to a SPICE model change, Artisan will offer Licensee a recharacterization price of [***] per [***]. Each input/output line item is considered a separate [***], and each [***] is a separate [***]. Licensee may only request such a recharacterization if [***] requests, due to a SPICE Model change, that Artisan recharacterize the [***] distributed as part of Artisan's free library program.

4.    TSMC 0.13 um Process Products.

      Licensee agrees that it will take delivery of the TSMC 0.13 um process library offering described in the MLA no later than [***], or will negotiate in good faith with Artisan for Artisan to develop and deliver to Licensee replacement products with equal or greater fees to the TSMC 0.13 um process library offering in a written amendment to the Master License Agreement which sets forth the TSMC 0.13 um process products being canceled and the replacement products being ordered and is signed by authorized representatives of both parties no later than [***]. No later than [***], Licensee will meet with Artisan in good faith regarding the data required by Artisan to

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

develop the 0.13 um process library offering, or the replacement products that Licensee desires to request. If Licensee cannot agree to firm specifications with Artisan due to the fact that Licensee's manufacturing facility is not yet operational, or due to other factors beyond Artisan's control, Licensee will work with Artisan in good faith on as complete required data as possible so that Artisan may develop and deliver the 0.13 um process library offering, or agreed-upon replacement products, no later than [***], and Artisan's delivery of the 0.13 um process library offering, or agreed-upon replacement products, based on the data provided by Licensee no later than [***], shall be deemed sufficient to satisfy Artisan's delivery obligations under the MLA. Artisan agrees that the pricing for the TSMC 0.13 um process library shall [***] provided Licensee agrees to take delivery of the TSMC 0.13 um process library products on or before [***].

5.    0.18 um Payment.

      Licensee agrees to pay the amount of [***], which Artisan has invoiced Licensee for certain Artisan 0.18 um products already shipped by Artisan, no later than [***]. Artisan will invoice licensee [***] for the [***] to be delivered by Artisan under the MLA by [***], and Licensee hereby agrees to pay Artisan within [***] of [***] of such [***]. Licensee also agrees to pay the
0.18 um [***] balance of [***] upon [***] delivery of the [***], and the accompanying [***].

6.    Schematics for Standard Cells.

      Artisan agrees that it will provide Licensee with schematics (in an Acrobat pdf format) for standard cells for the TSMC 0.25 um process and for the TSMC 0.18 um process, and, if and when the TSMC 0.13 um process library offering is delivered to Licensee pursuant to the MLA, for the TSMC 0.13 um process. Licensee acknowledges that any schematics provided by Artisan will be treated as Confidential Information of Artisan subject to Section 16 of the MLA, with the following changes: Licensee may make use of the schematics only for Licensee's internal review as necessary during the design by Licensee of Licensed Integrated Circuits; Licensee will limit access and disclosure of the schematics to personnel of Licensee or a permitted Affiliate with a need to review the schematics for such purposes; and Licensee agrees to maintain the schematics as Confidential Information of Artisan in perpetuity, regardless of the time limits set forth in Section 16.4 of the MLA.

7.    General.

      Except as set forth herein, all terms and conditions of the MLA shall remain in full force and effect and shall apply with equal force and effect to the Replacement Licensed Products as they apply to Licensed Products under the MLA. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meaning as set forth in the MLA. This Amendment and its Exhibits, together with the MLA, constitute the entire agreement of the

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

parties with respect to the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter.

Accepted and Agreed To:

ARTISAN COMPONENTS, INC.                NATIONAL SEMICONDUCTOR CORPORATION


By:   [***]                             By:  [***]

Name: [***]                             Name: [***]

Title: [***]                            Title: [***]

Date: 12/21/01                          Date: 12/21/01
     ------------------                      ---------------------

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                                    EXHIBIT 1

                           Canceled Licensed Products

Technology                                             Total Value
------------------------------------     ---------------------------------------
..25 um Technology-G
SAGE IO in-line + ElectroArt                               [***]
SAGE IO Staggered                                          [***]

..18 um Technology-G
SAGE IO Staggered                                          [***]
ElectroArt IO Eval. Vehicle                                [***]

..15 um Technology-LV
Standard Cell Lib                                          [***]
SP SRAM Generator                                          [***]
DP SRAM Generator                                          [***]
SP Register File Generator                                 [***]
DP Register File Generator                                 [***]
Diffusion ROM  Generator                                   [***]
Metal ROM Generator                                        [***]
SAGE IO in-line                                            [***]
SAGE IO Staggered                                          [***]
ElectroArt IO Eval. Vehicle                                [***]
ArtNuvo                                                    [***]

..13 um Technology-G
Diffusion ROM Generator                                    [***]
Metal ROM Generator                                        [***]
SAGE IO in-line                                            [***]
SAGE IO Staggered                                          [***]
ElectroArt IO Eval. Vehicle                                [***]

Total                                                      [***]

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                                    EXHIBIT 2

                          Replacement Licensed Products

A.    Deliverables for Replacement Licensed Products

Fees and Target Delivery Dates for Replacement Licensed Products

    Deliverable          Process             Delivery     Fees [***]     [***]
---------------------  -----------  -------------------  ------------  ---------
Memories-Low Power
SPSRAM -- LP Design     .18 um-G               [***]         [***]       [***]
SPSRAM -- LP Design     .18 um-LP              [***]         [***]       [***]
DPSRAM -- LP Design     .18 um-G               [***]         [***]       [***]
DPSRAM -- LP Design     .18 um-LP              [***]         [***]       [***]
SPSRAM -- ULP Design    .18 um-G               [***]         [***]       [***]

                                      Total                  [***]       [***]

IO Products
SSTL2                   .18 um-G               [***]         [***]       [***]
DIFTTL                  .18 um-G               [***]         [***]       [***]
USB1.1                  .18 um-G               [***]         [***]       [***]
PCIX                    .18 um-G               [***]         [***]       [***]
GMii62                  .18 um-G               [***]         [***]       [***]
GMii125                 .18 um-G               [***]         [***]       [***]
Barewire                .18 um-G               [***]         [***]       [***]
LVDS [***]              .18 um-G               [***]         [***]       [***]
EDA 3.0 Upgrade         .18 um-G               [***]         [***]       [***]
EDA 3.0 Options         .18 um-G               [***]         [***]       [***]
Artnuvo [***]           .18 um-G               [***]         [***]       [***]
Artnuvo                 .18 um-G               [***]         [***]       [***]
Artnuvo                 .18 um-G               [***]         [***]       [***]
Artnuvo                 .18 um-LP              [***]         [***]       [***]

                                      Total                  [***]       [***]
                                      Grand Total            [***]       [***]

*[***] is defined as receipt of
[***], executed [***], and all
[***] by Artisan, and mutual
agreement to specifications

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

[***] after [***]. Funds will be applied as follows:

[***] for [***] at [***] for "G".

[***] for [***] at [***] for "G".

[***] for [***] again at [***] for "LP"

*** This is the total estimated [***] to [***] of [***] including [***] development time, [***], [***] time, [***], and [***].

B.    Required Data

Artisan and Licensee must agree on the specifications for the products listed below prior to the [***] of the project.

      Product              Process            Data*         [***]     Date Due
----------------------  -------------  -----------------  --------  ------------
Memories - Low Power
SPSRAM -- LP Design       .18 um-G       Specification      [***]       [***]
SPSRAM -- LP Design       .18 um-LP      Specification      [***]       [***]
DPSRAM -- LP Design       .18 um-G       Specification      [***]       [***]
DPSRAM -- LP Design       .18 um-LP      Specification      [***]       [***]
SPSRAM -- ULP Design      .18 um-G       Specification      [***]       [***]

IO Products
SSTL2                     .18 um-G       Specification      [***]       [***]
DIFTTL                    .18 um-G       Specification      [***]       [***]
USB1.1                    .18 um-G       Specification      [***]       [***]
PCIX                      .18 um-G       Specification      [***]       [***]
GMii62                    .18 um-G       Specification      [***]       [***]
GMii125                   .18 um-G       Specification      [***]       [***]
Barewire                  .18 um-G       Specification      [***]       [***]
LVDS [***]                .18 um-G       Specification      [***]       [***]

* Note: The column [***] bears the name of the [***] for specification [***]. [***] must [***] on the [***] of the specification, with [***], prior to [***].

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

                                    Exhibit 3

                   Additional Tasks to be Performed by Artisan

A.    Additional Tasks to be Performed by Artisan

Standard Cell [***] Verification

      Artisan and National shall agree in writing to use a specific version of a [***] Check ("DRC") program and runset for the standard cell deliverables listed in Exhibit 3 below before Artisan commences work hereunder.

      Artisan will [***] the standard cells to the latest [***] runsets and provide the complete set of standard cells (CDL and GDSII) to National for physical verification. Within [***] of being provided the GDSII file, National will: (1) run [***] on the GDSII file using the agreed upon version of the DRC/LVS program and runset, and (2) report any DRC/LVS run errors, if any, to Artisan. If National identifies DRC/LVS run errors, then Artisan will work to correct such errors and redeliver the GDSII file to be retested by National (Artisan and National will repeat this process until such errors are corrected). If National reports to Artisan that there are no DRC/LVS run errors or does not timely report to Artisan, Artisan will run final verification, package and release the updated standard cell library. The released library will be to ARTI-EDA-P3.0, including the design for test options.

Memory Generator [***] Verification

      Artisan will [***] the memory leaf cells and memory generators to the latest [***] runsets and provide the complete set of memory leaf cells to National for physical verification. Within [***] of being provided the GDSII file, National will: (1) run [***] on the leaf cells using the agreed upon version of the DRC/LVS program and runset, and (2) report any DRC/LVS run errors, if any, to Artisan. If National identifies DRC/LVS run errors, then Artisan will work to correct such errors and redeliver the leaf cells to be retested by National (Artisan and National will repeat this process until such errors are corrected). If National reports to Artisan that there are no DRC/LVS run errors or does not timely report to Artisan, Artisan will run final verification, package and release the updated leaf cells.

      Artisan and Licensee shall agree in writing to use a specific version of a [***] program and runset for validating the memory generators listed in Exhibit 3 below before Artisan commences work hereunder. Artisan will provide Licensee with Artisan's quality assurance instance list. At least [***] prior to the intended delivery date, Licensee may provide Artisan a list of up to [***] additional instances (the "Instances") that it wishes to subject to DRC/LVS validation.

      Artisan will [***] the memory instances to the latest [***] runsets and provide the complete set of memory instances to National for physical verification. Within [***] of being provided the GDSII file, National will: (1) run [***] on the memory instances using the agreed upon version of the DRC/LVS program and runset, and (2) report any DRC/LVS run errors, if any, to Artisan. If National identifies

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

DRC/LVS run errors, then Artisan will work to correct such errors and redeliver the memory instances to be retested by National (Artisan and National will repeat this process until such errors are corrected). If National reports to Artisan that there are no DRC/LVS run errors or does not timely report to Artisan, Artisan will run final verification, package and release the updated memory instances and generator. The released library will be to ARTI-EDA-P3.0, including the design for test options.

Note: No 'false' DRC/LVS errors will be corrected in the layouts. National will be responsible for the elimination of any 'false' errors that are uncovered.

      LVS will be run in hierarchical mode.

      LVS transistor tolerance will be set to .1%. Memory generators may have to output an additional file to achieve this.

B.    Licensed Products for which Artisan will perform Additional Tasks:

     Process        Product          Delivery          Fees [***]        [***]
--------------  ---------------  ---------------  ------------------  ----------
      [***]          SageX             Note*              [***]          [***]
      [***]         SRAM-SP            Note*              [***]          [***]
      [***]         SRAM-DP            Note*              [***]          [***]
      [***]          RF-SP             Note*              [***]          [***]
      [***]          RF-2P             Note*              [***]          [***]
      [***]          SageX             Note*              [***]          [***]
      [***]         SRAM-SP            Note*              [***]          [***]
      [***]         SRAM-DP            Note*              [***]          [***]
      [***]          RF-SP             Note*              [***]          [***]
      [***]          RF-2P             Note*              [***]          [***]
      [***]         SRAM-SP            Note*              [***]          [***]
      [***]         SRAM-DP            Note*              [***]          [***]
      [***]          RF-SP             Note*              [***]          [***]
      [***]          RF-2P             Note*              [***]          [***]
      [***]         SRAM-SP            Note*              [***]          [***]
      [***]         SRAM-DP            Note*              [***]          [***]
      [***]          RF-2P             Note*              [***]          [***]
      [***]        SRAM-SP-HD          Note*              [***]          [***]
      [***]        SRAM-DP-HD          Note*              [***]          [***]
      [***]          RF-2P             Note*              [***]          [***]
      [***]         Diff ROM           Note*              [***]          [***]
      [***]         Via ROM            Note*              [***]          [***]
      [***]           All              Note*              [***]          [***]
                                    Total                 [***]          [***]

* Note: Anticipated delivery is [***] for each item, and a maximum of [***] memory generators at a time can be worked on.

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                                                    CONFIDENTIAL

      [***]

      [***]

      [***]

----------
[***] Confidential treatment requested on behalf of Artisan pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.